EXHIBIT 10.4.4
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                              BORROWER:       SEPARATION AND RECOVERY
                                              SYSTEMS, INC.

                              GUARANTOR:      AMERICAN ECO CORPORATION


                                 CONTINUING GUARANTEE
                                 --------------------


     TO:       BANK OF AMERICA
               NATIONAL TRUST AND SAVINGS ASSOCIATION


               WHEREAS the undersigned ("Guarantor") holds 100% of the issued and outstanding shares of SEPARATION AND RECOVERY SYSTEMS, INC. ("Borrower"), a Nevada corporation;

               AND WHEREAS BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("Bank") has agreed to extend credit to Borrower under a Business Loan Agreement dated as of February 7, 1996 between the Bank, as lender, and the Borrower, as borrower (as the same may be amended, varied, renewed, replaced or restated from time to time, the "Loan Agreement");

               AND WHEREAS as a condition to the extension of credit to Borrower by Bank and to induce Bank to continue to extend credit to Borrower, Guarantor has agreed to guarantee payment of Borrower's indebtedness, liabilities and obligations to Bank on the terms and subject to the conditions hereinafter set forth;

               AND WHEREAS it is in the best interests of Guarantor to execute and deliver this Guarantee, in that Guarantor will derive substantial direct and indirect benefits from the extension of credit to Borrower by Bank;

               (1) For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor unconditionally guarantees and promises to pay, to the maximum amount permitted by applicable law, to Bank, or order, on demand, without deduction or offset, in lawful money of the United States, any and all indebtedness of Borrower to Bank up to a maximum principal amount of U.S. $5,750,000 plus all interest, costs and related fees. The word "indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Borrower or any one or more of them, heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrower may be liable individually or jointly with others, or whether recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, or whether such indebtedness may be or hereafter become otherwise unenforceable.

               (2) The obligations hereunder are joint and several, and independent of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or whether Borrower be joined in any such action or actions; and Guarantor waives the benefit of any statute of limitations affecting its liability hereunder.

               (3) Guarantor authorizes Bank, without notice or demand and without affecting its liability hereunder, from time to time, either before or after revocation hereof, to (a) renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the indebtedness or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Continuing Guarantee or the indebtedness guaranteed, and exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any such security; (c) apply such security and direct the order or manner of sale thereof as Bank in its discretion may determine; and (d) release or substitute any one or more of the endorsers or guarantors. Bank may, without notice to Guarantor and without affecting Guarantor's obligations hereunder, assign the indebtedness and this Continuing Guarantee, in whole or in part.

               (4) Guarantor waives any right to require Bank to (a) proceed against Borrower; (b) proceed against or exhaust any security held from Borrower; (c) proceed against any person or entity jointly and severally liable with Borrower; or (d) pursue any other remedy in Bank's power whatsoever. Guarantor waives any defense arising by reason of any disability or other defense of Borrower, or the cessation from any cause whatsoever of the liability of Borrower, or any claim that Guarantor's obligations exceed or are more burdensome than those of Borrower. Until all indebtedness of Borrower to Bank shall have been paid in full guarantor shall have no right of subrogation, and waives any right to enforce any remedy which Bank now has or may hereafter have against Borrower, and waives any benefit of and any right to participate in any security now or hereafter held by Bank. Bank may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the indebtedness, and, even though the foreclosure may destroy or diminish Guarantor's rights against Borrower, Guarantor shall be liable to Bank for any part of the indebtedness remaining unpaid after the foreclosure. Guarantor waives all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Continuing Guarantee and of the existence, creation, or incurring of new or additional indebtedness.

               (5) Guarantor acknowledges and agrees that it shall have the sole responsibility for obtaining from Borrower such information concerning Borrower's financial conditions or business operations as Guarantor may require, and that Bank has no duty at any time to disclose to Guarantor any information relating to the business operations or financial conditions of Borrower.

               (6) Guarantor represents and warrants to Bank that (a) its synopsis of its consolidating balance sheet as of April 30, 1996, and all other financial information that has been or will be supplied to Bank by Guarantor, is sufficiently complete to give Bank accurate knowledge of Guarantor's financial condition, and (b) since the date of such balance sheet, there has been no material adverse change in the assets or the financial condition of Guarantor. If this warranty is breached at any time, such breach shall be a default under this Guaranty and under any agreement then in effect between Bank and Borrower that evidences or relates to Borrower's indebtedness to Bank.

               (7) To secure all of Guarantor's obligations hereunder, Guarantor assigns and grants to Bank a security interest in all moneys, securities and other property of Guarantor now or hereafter in the possession of Bank, and all proceeds thereof. Upon default or breach of any of Guarantor's obligations to Bank, Bank may apply any deposit account to reduce the indebtedness, and may foreclose any collateral as provided in the Personal Property Security Act (Ontario) and in any security agreements between Bank and Guarantor.

               (8) This Continuing Guarantee may be revoked at any time by Guarantor in respect to future transactions, unless there is a continuing consideration as to such transactions which Guarantor does not renounce. Such revocation shall be effective upon actual receipt by Bank at the address shown below of written notice of revocation. Revocation shall not affect any of Guarantor's obligations or Bank's rights with respect to transactions which precede Bank's receipt of such notice, regardless of whether or not the indebtedness related to such transactions, before or after revocation, has been renewed, compromised, extended, accelerated, or otherwise changed as to any of its terms, including time for payment or increase or decrease of the rate of interest thereon. If this Continuing Guarantee is revoked, returned, or canceled, and subsequently any payment or transfer of any interest in property by Borrower to Bank is rescinded or must be returned by Bank to Borrower, this Continuing Guarantee shall be reinstated with respect to any such payment or transfer, regardless of any such prior revocation, return, or cancellation.

               (9) Where Borrower is a corporation or partnership it is not necessary for Bank to inquire into the powers of Borrower or of the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

              (10) Guarantor agrees that Bank may disclose to any prospective purchaser and any purchaser of all part of the indebtedness and any and all information in Bank's possession concerning Guarantor, this Continuing Guarantee and any security for this Continuing Guarantee.

              (11) Guarantor agrees to pay to Bank, on demand, all out-of-pocket expenses and legal fees (including allocated costs for in-house legal services) incurred by Bank prior to the commencement of any legal action or arbitration proceeding in connection with the enforcement of this Continuing Guarantee and any instrument or agreement required under this Continuing Guarantee. In the event of a legal action or arbitration proceeding, the prevailing party shall be entitled to reasonable legal fees (including allocated costs for in-house legal services), costs and necessary disbursements incurred in connection with such action or proceeding, as determined by the court or arbitrator.

               (12) Each payment to be made by Guarantor hereunder or in connection herewith to Bank shall be made free and clear of and without deduction for or on account of any withholding or like or similar taxes unless Guarantor is required to make such a payment subject to the deduction or withholding of such tax, in which case the sum payable by Guarantor in respect of which such deduction of withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, Bank receives and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made.

               (13) (a) If for the purpose of obtaining judgment in any court, it is necessary to convert any amount due hereunder in the currency in which it is due (the "Original Currency") into another currency (the "Second Currency"), the rate of exchange applied shall be that at which, in accordance with normal banking procedures, Bank could purchase, in the San Francisco foreign exchange market, the Original Currency with the Second Currency on the date 2 business days preceding that on which judgment is given. Guarantor agrees that its obligation in respect of any Original Currency due from it to Bank hereunder shall, notwithstanding any judgment or payment in such other currency, be discharged only to the extent that, on the Business Day following the date Bank receives payment of any sum adjudged to be due hereunder in the Second Currency Bank may, in accordance with normal banking procedure, purchase, in the San Francisco foreign exchange market, the Original Currency with the amount of the Second Currency so paid; and if the amount of the Original Currency so purchased or which could have been so purchased is less than the amount originally due in the Original Currency, Guarantor agrees as a separate obligation and notwithstanding any such payment or judgment to indemnify Bank against such loss.

                    (b) The term "rate of exchange" in this paragraph 13 means the spot rate at which Bank in accordance with normal practices is able on the relevant date to purchase the Original Currency with the Second Currency and includes any premium and costs of exchange payable in connection with such purchase.

               (14) (a) This instrument shall be construed in accordance with the laws of the Province of Ontario, Canada.

                    (b) Guarantor hereby irrevocably submits to and acknowledges the competence of the jurisdiction of the courts of Ontario, Canada, and any other courts having jurisdiction in the Province of Ontario, Canada in any action or proceeding arising out of or relating to this Continuing Guarantee, and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such court.

                    (c) Nothing in this paragraph 14 shall affect the right of Bank to serve legal process in any other manner permitted by law or affect the right of Bank to bring any action or proceeding against Guarantor or its property in the courts of any other jurisdiction.

               (15) Guarantor acknowledges and agrees that all calculations of interest under this Guarantee and the Loan Agreement are made on the basis of the interest rate stated therein and not on the basis of the effective yearly rates or on any other basis which gives effect to the principal of deemed reinvestment. The yearly rates of interest for any day, to which the interest rate is equivalent, is the rate so determined multiplied by the actual number of days in that year and divided by 365 or 366, as the case may be.

               (16) The recitals to this Continuing Guarantee are true and correct in all respects and form an integral part hereof.

                    Executed as of this 3rd day of July, 1996.

                                   GUARANTOR:

                                   AMERICAN ECO CORPORATION


                                   By:  /s/ Michael E. McGinnis
                                      ---------------------------
                                       Michael E. McGinnis
                                       President & CEO


                                   And:
                                       ---------------------

                        CORPORATE RESOLUTION TO SIGN GUARANTY

               RESOLVED, that American Eco Corporation, an Ontario, Canada corporation, guarantee payment of the debts of Separation and Recovery Systems (the Borrower) to Bank of America National Trust and Savings Association (the Bank).

               RESOLVED, that this corporation will receive a business benefit from the Borrower's financial arrangements with the Bank and therefore will benefit from guaranteeing the debt.

               1.   DEBT

               RESOLVED that at any one time the total guaranty authorized by this resolution is limited to the principal amount of $5,750,000 United States dollars, plus any interest and fees. This amount is in addition to any other debt of the Borrower guaranteed under the authorization of separate resolutions.

               2.   AUTHORIZATION

               RESOLVED that any 1 of the officers named below (and their successors in office) are authorized to:

                    (a)  sign the guaranty for the corporation;

                    (b) grant a security interest in any property owned or controlled by the corporation as security for the guaranty; and

                    (c) sign and deliver to the Bank any additional documents the Bank may require and the officers approve.

                    The authorized officers are:

                    1.        Michael E. McGinnis, President & CEO
                         -------------------------------------------------------
                              Name                     Title

                    2.
                         ---------------------------------------------
                              Name                     Title

                    3.
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                              Name                     Title

                    4.
                         ---------------------------------------------
                              Name                     Title

               3.   REVOCATION
                    RESOLVED that the Bank is authorized to act on this resolution until notified in writing of its revocation.

               4.   SECRETARY'S CERTIFICATION

                    I, John H. Craig, the corporate secretary of the corporation named above, certify that this is an accurate copy of a resolution of its board of directors. The board adopted it as required by law and the corporation's constating documents on July 3, 1996 by the unanimous consent in writing of all directors of the corporation and such resolution remains in full force and effect, and has not been amended or revoked as of the date hereof.

                    I also certify that the signatures below are those of the officers authorized to sign for this corporation by this resolution.

                    This certification is dated July 3rd, 1996.

               5.   SIGNATURES

                    Authorized Signatures:

     /s/ Michael E. McGinnis   Michael E. McGinnis     President & CEO
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     Signature           Print name               Title



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     Signature           Print name               Title



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     Signature           Print name               Title



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     Signature           Print name               Title


     Affix corporate seal here
      [seal affixed]

                          /s/ John H. Craig         John H. Craig
                         --------------------     -------------------------
                         Secretary's signature         Print name

     NOTE: THE ATTACHED SIGNATURE OF MICHAEL MCGINNIS HAS BEEN REVIEWED AND DEEMED ACCEPTABLE BY THE SECRETARY OF THE CORPORATION.